Santander Holdings USA, Inc. Fixed Income Investors Update June 13, 2013

2 Disclaimer Banco Santander, S.A. (“Santander”), Santander Holdings USA, Inc. (“SHUSA”), and Sovereign Bank, N.A. (“Sovereign”) caution that this presentation may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning our future business development and economic performance. While these forward-looking statements represent our judgment and future expectations concerning the development of our business, a number of risks, uncertainties, and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: (1) domestic and international market, macro-economic, governmental, regulatory conditions and trends; (2) movements in local and international securities markets, currency exchange rates, and interest rates; (3) competitive pressures; (4) technological developments; and (5) changes in the financial position or creditworthiness of our customers, obligors, and counterparties. The risk factors and other key factors that we have indicated in our past and future filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2012 and other filings and reports with the Securities and Exchange Commission of the United States (the “SEC”), could adversely affect our business and financial performance. Other unknown and unpredictable factors could cause actual results to differ materially from those in the forward-looking statements. The information contained in this presentation is not complete. It is subject to, and must be read in conjunction with, all other publicly available information, including reports filed with or furnished to the SEC, press releases, and other relevant information. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest or to provide management services. It is subject to correction, completion, and amendment without notice. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. The information in this presentation is not intended to constitute “research” as that term is defined by applicable regulations. Nothing in this presentation constitutes investment, legal, accounting, or tax advice, or a representation that any investment or strategy is suitable or appropriate to your individual circumstances, or otherwise constitutes a personal recommendation to you. Recipients of this presentation should obtain advice based on their own individual circumstances from their own tax, financial, legal, and other advisers before making an investment decision, and only make such decisions on the basis of the investor’s own objectives, experience, and resources. In making this presentation available, Santander, SHUSA, and Sovereign give no advice and make no recommendation to buy, sell, or otherwise deal in shares or other securities of Santander, SHUSA, or Sovereign, or in any other securities or investments whatsoever. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. Nothing contained in this presentation is intended to constitute an invitation or inducement to engage in investment activity for the purposes of the prohibition on financial promotion in the U.K. Financial Services and Markets Act 2000. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results, among others. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. Note: Nothing in this presentation should be construed as a profit forecast. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied, is made regarding performance. Information, opinions, and estimates contained in this presentation reflect a judgment at its original date of publication by Santander, SHUSA, and Sovereign, and are subject to change without notice. Santander, SHUSA, and Sovereign have no obligation to update, modify, or amend this presentation or to otherwise notify a recipient thereof in the event that any information, opinion, or estimate set forth herein changes or subsequently becomes inaccurate. This presentation is provided for information purposes only.

3 3 Footprint 1. FDIC Market Share of branches; data as of June 2012 (published on annual basis) Source: FDIC Santander Holdings USA, Inc. (SHUSA) • On January 26, 2012 SHUSA became a bank holding company • Regulated by the Federal Reserve Bank • Headquartered in Boston, MA • Wholly-owned by Banco Santander, S.A. • SEC registered • Sovereign Bank, N.A. (Sovereign) is its main subsidiary: • ~720 branches / 2,260 ATMs / ~8,400 employees (FTEs) • $79.8B assets • $51.3B deposits • $12.9B equity • SHUSA has a significant equity investment in Santander Consumer USA, Inc. (SCUSA): • Formed in 1995 • Consumer finance and loan servicer • SCUSA was deconsolidated from SHUSA’s balance sheet effective December 31, 2011 and is now reflected as an equity method investment • As of 1Q13, SHUSA owned approximately 65% of SCUSA Main Market Shares State Branches (#) Branch Market Share1 (%) Rank1 Massachusetts 229 7.0% 4 Pennsylvania 169 2.7% 9 New Jersey 152 3.1% 7 New York 76 0.8% 17 Rhode Island 32 4.4% 6

4 4 SHUSA: 1Q2013 Highlights Continued Improvement in Asset Quality NPLs and Criticized Balances declined -12% and -27% respectively YOY Sustained Core Earnings Generation Increased profitability in 1Q13 Solid Capital Ratios Tier 1 Common Equity base remains strong Stable Liquidity Position Comfortable debt structure, reliable dividend income, and good market access Robust Commercial Loan Production Growth in C&I lending benefiting from charter change in 1Q12

5 5 SHUSA: Profitability In 1Q13, SHUSA maintained positive earnings trend and increased profitability 2 See Appendix for Non-GAAP-to-GAAP reconciliation of Pre-Tax Pre-Provision Income Net Interest Income ($Mn) Pre-Tax Pre-Provision Income ($Mn) Pre-Tax Income ($Mn) Net Income ($Mn) * Non-GAAP Pro-forma figures exclude the following expenses: 3Q12 PIERS litigation reserve, and 4Q12 PIERS tender costs, Hurricane Sandy expenses, FHLB advance termination expense, and foreclosure settlement review costs. See Appendix for Reconciliation of 4Q12 Non-GAAP Pro-forma figures. 370 325 22 130 405 280* 237* 0 200 400 600 800 1Q12 2Q12 3Q12 4Q12 1Q13 431 424 418 401 396 0 200 400 600 800 1Q12 2Q12 3Q12 4Q12 1Q13 267 217 (49) 19 388 209* 151* -100 0 100 200 300 400 500 1Q12 2Q12 3Q12 4Q12 1Q13 229 184 29 120 285 186* 199* 0 100 200 300 400 500 1Q12 2Q12 3Q12 4Q12 1Q13

6 6 12% 9% 5% 21% 14% 15% 1% 3% 4% 16% SHUSA: Balance Sheet 1Q13 22% 17% 12% 9% 13% 8% 5%3% 7% 4% All balances as of 03/31/2013 as reported in 10-Q Noninterest- Bearing Demand Deposits Transitioning to a more balanced loan mix Investments SCUSA Equity Investment C&I CRE Residential Mortgage Other Loans Other Assets GW & Intangibles Home Equity Multi-Family $82.7BN Assets $69.2BN Liabilities $13.5BN Equity Interest-Bearing Demand Deposits LT Debt Equity Other Liab. FHLB ST Debt Money Market Certificates of Deposit Savings

7 7 Non-Performing Loans1 $1,364 $1,253 $1,127 $1,191 $1,176 $1,110 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 $4,057 $3,868 $3,750 $3,657 $3,397 $2,827 7.84% 7.40% 7.09% 6.90% 6.38% 5.39% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Criticized Balances Criticized Ratio 14.3% 11.4%12.1%12.4%11.9%13.4% 24.8%25.8%26.2%26.3% 28.8%29.8% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Sovereign Large Banks Criticized Balances2 Sovereign Bank: Asset Quality $ MM-19% *NPLs increased in 3Q12 due to OCC rule BK7 1NPLs = Nonaccruing loans plus accruing loans past due 90+ days 2Criticized = loans that are categorized as Special Mention, Substandard, Doubtful, or Loss 3See Appendix for Non-GAAP measure reconciliation of Texas Ratio * Credit metrics continue to improve $ MM Texas Ratio3 ** Annualized Net Charge off Ratio 1.77% 0.45% 0.77% 1.11% 1.01% 0.99% 0.74%0.79% 1.11% 0.91% 1.00% 1.08% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Sovereign Large Banks** Annualized NCO = Quarterly NCO*4 *Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC

8 8 79.4% 87.5%86.2%82.3% 93.6% 86.3% 89.3%91.2%91.3% 97.3%94.9%94.2% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Sovereign Large Banks Reserve Coverage (ALLL/NPL1) Non-Performing Loan RatioDelinquency1 Sovereign Bank: Asset Quality 1 Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD loans, except loans partially or wholly guaranteed by the US Government; NPLs = Nonaccruing loans plus accruing loans past due 90+ days 1.11% 0.79% 1.02%0.92%0.97%0.93% 1.50% 1.68%1.64%1.59% 1.81% 2.06% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Sovereign Large Banks* 2.4% 2.1% 2.3% 2.2% 2.1% 2.6% 2.6% 2.5% 2.4% 2.4% 2.3% 2.2% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Sovereign Large Banks *Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC Improving trend brings credit metrics in line with large bank peers ALLL to Total Loans 2.10% 1.85%1.90% 1.85%1.99%2.07% 1.73%1.81% 1.92%2.05%2.13%2.23% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Sovereign Large Banks

9 C&I / Other Commercial Outstandings NPL* to Total Loans Net Charge-Offs** *NPL = Nonaccruing loans plus accruing loans past due 90+ days **NCO = Rolling 12 month average for that quarter and the prior 3 quarters; 3Q11 uptick in mortgage NCO due to one-time charge off of accumulated SVAs related to charter change 1 Commercial Real Estate is comprised of the commercial real estate, continuing care retirement communities, Santander real estate capital and multi-family loan portfolios Sovereign Bank: Asset Quality US $ Billions $14.5 $15.5 $16.5 $16.8 $17.6 $17.8 1.7% 1.5% 1.0% 1.0% 1.0% 1.0%1.6% 1.3% 1.4% 1.4% 0.9% 0.8% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Other ConsumerMortgage and Home Equity Commercial Real Estate1 $3.6 $3.3 $3.1 $2.9 $2.7 $2.5 1.7% 1.7% 2.0% 2.6% 2.4% 2.3% 2.5% 2.6% 2.5% 2.8% 3.0% 3.3% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 $15.4 $15.4 $15.2 $15.3 $15.3 $15.2 3.6% 3.0% 2.6% 2.1% 2.0% 1.6% 1.8% 1.9% 1.4% 1.1% 0.9% 0.5% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 $18.1 $18.1 $18.1 $18.0 $17.6 $16.9 2.8% 2.8% 2.8% 3.5% 3.6% 3.7% 1.21% 1.25% 1.28% 0.80% 0.75% 0.75% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13

10 10 Sovereign Bank: Deposits Focus on core non-maturity deposits Deposit Trends 1 Compound Annual Growth Rate (CAGR) represents the annualized rate of growth assuming a steady rate over the period of Dec. 2008-Dec. 2012 2 Represents average quarterly balance 5.4% 6.9% 10.9% 1.5% ‐9.0% ‐6.5% ‐10.4% ‐15.0% ‐10.0% ‐5.0% 0.0% 5.0% 10.0% 15.0% Non-interest Bearing Demand Deposits Interest Bearing Demand Deposits Money Market Accounts Savings Accounts CDs Total Wholesale Deposits Government & Other Deposits 2008 – 2012 CAGR1 Average Non Maturity Deposit Balances2 ($Mn) $38,171 $37,912 $37,107 $38,206 $38,532 0.35% 0.35% 0.35% 0.36% 0.33% 1Q12 2Q12 3Q12 4Q12 1Q13 Non Maturity Deposits Avg. Interest Cost

11 11 Debt Maturity by Funding Type (March 31, 2013) 2013 … 2015 2016 … 2020 … 2034 2036 Perp SHUSA: Debt Profile SubDebt To Parent PIERS (Conv Trust Pref) Trust Pref $150 Pref Stock Sr Debt Trust Pref $76 $477 $226 $750 $476 $200 US$ in millions $600 Sr Debt Distributions from SCUSA and Sovereign Bank allow SHUSA to service its debt and support liability management initiatives $800 Dec’12 tender Oct’12 tender $390

12 12 SHUSA: Capital Ratios See Appendix for Non-GAAP to GAAP reconciliation of capital ratios Tier 1 Common capital position remains a source of strength Total Risk Based Tier 1 Common Risk Based Tier 1 Leverage Tier 1 Risk Based 12.5% 12.6% 12.4% 12.4% 13.0% 1Q12 2Q12 3Q12 4Q12 1Q13 11.1% 11.2% 11.0% 10.8% 11.1% 1Q12 2Q12 3Q12 4Q12 1Q13 13.5% 13.5% 13.3% 13.1% 13.7% 1Q12 2Q12 3Q12 4Q12 1Q13 16.0% 16.0% 15.8% 15.6% 16.0% 1Q12 2Q12 3Q12 4Q12 1Q13

13 Strong Balance Sheet Right Regulatory Framework Conclusion Charter Change Committed to Franchise Development Continued Improvement in Asset Quality Sustained Core Earnings Generation Strong Tier 1 Common Capital Base Ample Liquidity Position IT and Network Transformation Building a leading retail and commercial franchise SHUSA is well positioned to succeed in the second phase of its transformation

Appendix

15 SHUSA Trended Statement of Operations (US $ Millions) 1Q12 2Q12 3Q12 4Q12 1Q13 Net interest income 431$ 424$ 418$ 401$ 396$ Fees & other income 160 145 143 162 164 Equity Investment Income 157 107 107 58 182 Other non interest income 16 61 - 25 74 Net revenue 764 737 668 646 816 G & A expense (356) (378) (355) (392) (380) Other expenses (38) (33) (290) (124) (31) Provisions for credit losses (103) (108) (71) (111) (17) Income/(loss) before taxes 267 217 (49) 19 388 Income tax (expense)/benefit (38) (33) 78 101 (103) Net income/(loss) 229$ 184$ 29$ 120$ 285$ 1Q12 2Q12 3Q12 4Q12 1Q13 Net interest margin 2.55% 2.47% 2.40% 2.30% 2.28%

16 SHUSA: Average Balance Sheet Quarterly Averages (US $ millions) Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Deposits and investments 20,915$ 2.12% 19,982$ 2.13% 933$ -0.01% 18,768$ 2.36% Loans (non-run off portfolio) 51,246 3.84% 51,588 3.93% (342) -0.09% 49,718 4.22% Loans (run off portfolio) 1,099 5.91% 1,287 6.01% (188) -0.10% 1,984 5.66% Allowance for loan losses (1,015) --- (959) --- (56) --- (1,080) --- Other assets 12,129 --- 12,069 --- 60 --- 12,289 --- TOTAL ASSETS 84,374$ 2.93% 83,967$ 3.01% 407$ -0.08% 81,679$ 3.25% Interest-bearing demand deposits 9,338 0.16% 9,066 0.18% 272 -0.02% 9,319 0.16% Noninterest-bearing demand deposits 7,827 --- 8,138 --- (311) --- 7,680 --- Savings 3,829 0.13% 3,781 0.16% 48 -0.03% 3,590 0.14% Money market 17,208 0.47% 16,586 0.50% 622 -0.03% 17,322 0.50% Certificates of deposit 12,407 1.05% 12,879 1.12% (472) -0.07% 11,067 1.15% Borrowed funds 18,167 3.27% 17,984 3.51% 183 -0.24% 17,897 3.57% Other liabilities 2,222 --- 2,254 --- (32) --- 2,023 --- Equity 13,376 --- 13,279 --- 97 --- 12,781 --- TOTAL LIABILITIES & SE 84,374$ 0.98% 83,967$ 1.05% 407$ -0.07% 81,679$ 1.07% NET INTEREST MARGIN 2.28% 2.30% -0.02% 2.56% 1Q13 4Q12 Change 1Q12

17 Sovereign Bank: Quarterly Trended Statement of Operations (US$ in Millions) 1Q12 2Q12 3Q12 4Q12 1Q13 Net interest income 471$ 463$ 456$ 443$ 435$ Fees & other income 160 145 143 163 164 Other non-interest income 15 61 - 24 74 Net revenue 646 669 599 630 673 General & administrative expenses (349) (371) (347) (380) (373) Other expenses (46) (38) (39) (71) (37) Provisions for credit losses (103) (108) (71) (111) (17) Income before taxes 148 152 142 68 246 Income tax expense (30) (26) (19) 2 (70) Net income 118$ 126$ 123$ 70$ 176$ 1Q12 2Q12 3Q12 4Q12 1Q13 Net interest margin 2.80% 2.70% 2.61% 2.53% 2.50%

18 18 Sovereign Bank: Annual Trended Statement of Operations 1 See Sovereign Bank Non-GAAP to GAAP reconciliation slide later in Appendix. (US$ in Millions) 2008 2009 2010 2011 2012 Net interest income 2,022$ 1,484$ 1,786$ 1,823$ 1,833$ Fees & other income 612 415 616 534 611 Other non-interest income/(loss) (1,455) (158) 200 75 100 Net revenue 1,179 1,741 2,602 2,432 2,544 General & administrative expenses (1,514) (1,276) (1,212) (1,307) (1,447) Other expenses (152) (575) (203) (174) (194) Provisions for credit losses (911) (1,264) (739) (501) (393) Income/(Loss) before taxes (1,398) (1,374) 448 450 510 Income tax (expense)/benefit (691) 1,423 307 (133) (73) Net income/(loss) (2,089)$ 49$ 755$ 317$ 437$ 2008 2009 2010 2011 2012 Net interest margin 3.08% 2.36% 2.94% 2.84% 2.66% Efficiency ratio1 141.3% 106.3% 54.4% 60.9% 64.5% GAAP effective tax rate 49.4% -103.6% -68.5% 29.6% 14.3%

19 Sovereign Bank: Average Balance Sheet (In millions) Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Deposits and investments 20,875$ 2.12% 19,943$ 2.12% 932$ 0.00% 18,728$ 2.35% Loans (non run-off portfolio) 51,246 3.84% 51,587 3.93% (341) -0.09% 49,716 4.22% Loans (run-off portfolio) 1,099 5.91% 1,287 6.01% (188) -0.10% 1,984 5.66% Allowance for loan losses (1,015) --- (959) --- (56) --- (1,080) --- Other assets 9,395 --- 9,467 --- (72) --- 9,808 --- TOTAL ASSETS 81,600$ 3.03% 81,325$ 3.11% 275$ -0.08% 79,156$ 3.35% Interest-bearing demand deposits 9,337 0.16% 9,066 0.18% 271 -0.02% 9,522 0.17% Noninterest-bearing demand deposits 7,864 --- 8,204 --- (340) --- 7,721 --- Savings 3,829 0.13% 3,782 0.16% 47 -0.03% 3,590 0.14% Money market 17,502 0.47% 17,154 0.49% 348 -0.02% 17,347 0.50% Certificates of deposit 12,407 1.05% 12,879 1.12% (472) -0.07% 11,067 1.15% Borrowed funds 15,598 2.79% 15,158 3.04% 440 -0.25% 15,166 3.14% Other liabilities 2,130 --- 2,119 --- 11 --- 2,094 --- Equity 12,933 --- 12,963 --- (30) --- 12,649 --- TOTAL LIABILITIES & SE 81,600$ 0.82% 81,325$ 0.87% 275$ -0.05% 79,156$ 0.90% NET INTEREST MARGIN 2.50% 2.53% -0.03% 2.80% 1Q13 1Q124Q12 Change Quarterly Averages

20

Rating Agencies

Sovereign Bank's outlook returned to stable by Moody's in October 2012

STANDARD & POOR'S

- On October 16, 2012, S&P lowered Santander's ratings by 2 notches (from A-/A-2 to BBB/A-2)
- On October 16, 2012 S&P lowered SHUSA's and Sovereign Bank's ratings by 1 notch (from BBB+/A-2 to BBB/A-2). S&P did not change SHUSA's or Sovereign's Stand Alone Credit Profile (SACP) rating

MOODY'S

- On October 26, 2012, following its affirmation of its ratings on Spain, Moody's affirmed its ratings on Santander
- On October 26, 2012, Moody's affirmed SHUSA's and Sovereign Bank's ratings. In addition, Sovereign's Outlook was returned to stable

	SOVEREIGN			SHUSA		
March 31, 2013	Moody's	S&P	Fitch	Moody's	S&P	Fitch
LT Senior Debt	Baa1	BBB	BBB	Baa2	BBB	BBB
ST Deposits	P-2	A-2	F-2	P-2	A-2	F-2
Outlook	Stable	Negative	Negative	Negative	Negative	Negative

Santander

21 21 4Q2012 Significant Other Expense Items  PIERS Tender • SHUSA launched a tender for the PIERS1 security in December 2012. $323MM (40.4%) of the PIERS was tendered back to SHUSA • The PIERS tender offer resulted in a $47MM reduction in pre-tax income in 4Q12 while reducing annual interest expense by $42MM  FHLB Advance Termination • Termination of $290MM of callable FHLB advance in December 2012 resulted in $36MM prepayment expense • Reduces interest expense on a “go-forward” basis by $17MM annually  Hurricane Sandy • Resulted in costs of $33MM primarily for provisions for credit losses and fixed asset impairments  Foreclosure Review Settlement2 • Remediation fund and mortgage modifications costs of $16MM 1 Refer to “PIERS Litigation Background” slide in Appendix for further detail 2 See SHUSA 10K – 2012 for further detail

22 22 SHUSA: Reconciliation of 4Q12 Non-GAAP Pro-forma Profitability (US$ in Millions) Actual 4Q12 Non-GAAP Pro-forma 4Q12 Significant Other Expense Item Adjustments Pre-Provision Net Revenue $130 $130 - +$47 PIERS tender offer costs - +$36 FHLB advance termination expense - +$8 Hurricane Sandy expenses - +$16 Foreclosure review settlement costs Pre-Provision Net Revenue $130 $237 Provisions for credit losses -$111 -$111 - +$25 Hurricane Sandy related Provisions for Credit Losses Pre-Tax Income $19 $151 Income tax benefit $101 $101 - -$53 Reduced tax benefit without extraordinary items Net Income $120 $199

23 PIERS Litigation Background  In September 2012, the Court Magistrate issued a recommendation that the interest rate on the SHUSA Capital Trust IV security be reset at 13.61%1 SHUSA had previously reserved $71MM (pre-tax) in December 2011 to address the back interest accrued to that point1  In 3Q12 SHUSA took an additional reserve of $258MM (pre-tax) to address the back interest due to bondholders through September 30, 2012 and to reflect the full impact of the 13.61% rate1 SHUSA and the trustee have entered into a settlement agreement2: • The annual rate on all distributions after November 15, 2012 record date will be reset from 13.61% to 12.835% • SHUSA launched a tender offer for the PIERS securities in Nov’12 at a price of $78.95; $323MM (40.4%) of the PIERS was tendered back to SHUSA • SHUSA will also make additional tender offers after each future quarterly distribution at a price equal to $78.95 minus the aggregate amount of any distribution • SHUSA may redeem untendered PIERS at any time on or after January 30, 2014 1See 8K filed 9/13/2012 2See 8K filed 11/26/2012

24 24 SHUSA: Reconciliation of Non-GAAP measures 1 Total assets adjusted for intangible assets and other regulatory deductions $ Millions 1Q12 2Q12 3Q12 4Q12 1Q13 SHUSA Pre-Tax Pre-Provision Income Pre-tax income, as reported 267$ 217$ (49)$ 19$ 388$ Add back: Provision for credit losses 103 108 71 111 17 Pre-Tax Pre-Provision Income 370$ 325$ 22$ 130$ 405$ Tier 1 Common to Risk Weighted Assets Tier 1 Common 7,922$ 8,105$ 8,023$ 8,076$ 8,368$ Risk Weighted Assets 63,155 64,422 64,902 64,959 64,204 Ratio 12.5% 12.6% 12.4% 12.4% 13.0% Tier 1 Leverage Tier 1 Capital 8,510$ 8,690$ 8,608$ 8,497$ 8,789$ 76,955 77,929 78,569 78,771 79,277 Ratio 11.1% 11.2% 11.0% 10.8% 11.1% Average total assets for leverage capital purposes (1)

25 SHUSA: Reconciliation of Non-GAAP measures (cont.) $ Millions 1Q12 2Q12 3Q12 4Q12 1Q13 Tier 1 Risk Based Tier 1 Capital 8,510$ 8,690$ 8,608$ 8,497$ 8,789$ Risk Weighted Assets 63,155 64,422 64,902 64,959 64,204 Ratio 13.5% 13.5% 13.3% 13.1% 13.7% Total Risk Based Risk Based Capital 10,102$ 10,289$ 10,223$ 10,117$ 10,248$ Risk Weighted Assets 63,155 64,422 64,902 64,959 64,204 Ratio 16.0% 16.0% 15.8% 15.6% 16.0%

26 Sovereign Bank: Non-GAAP to GAAP Reconciliations (1) Total assets adjusted for intangible assets and other regulatory deductions $ Millions 1Q12 2Q12 3Q12 4Q12 1Q13 Tier 1 Common to Risk Weighted Assets Tier 1 Common Capital 7,871$ 7,966$ 8,001$ 8,027$ 8,233$ Risk Weighted Assets 60,537 61,574 62,330 62,411 61,547 Ratio 13.0% 12.9% 12.8% 12.9% 13.4% Tier 1 Leverage Tier 1 Capital 7,871$ 7,966$ 8,001$ 8,027$ 8,233$ 74,386 75,434 76,050 76,277 76,707 Ratio 10.6% 10.6% 10.5% 10.5% 10.7% Tier 1 Risk Based Tier 1 Capital 7,871$ 7,966$ 8,001$ 8,027$ 8,233$ Risk Weighted Assets 60,537 61,574 62,330 62,411 61,547 Ratio 13.0% 12.9% 12.8% 12.9% 13.4% Total Risk Based Risk Based Capital 9,133$ 9,241$ 9,283$ 9,311$ 9,509$ Risk Weighted Assets 60,537 61,574 62,330 62,411 61,547 Ratio 15.1% 15.0% 14.9% 14.9% 15.4% Average total assets for leverage capital purposes (1)

27 Sovereign Bank: Non-GAAP to GAAP Reconciliations (cont.) $ Millions 1Q12 2Q12 3Q12 4Q12 1Q13 Sovereign Bank Texas Ratio Total Equity 12,646$ 12,721$ 12,868$ 12,849$ 12,938$ Less: Goodwill and CDI, net of Deferrred Tax Liability (3,501) (3,522) (3,547) (3,566) (3,544) Tangible Common Equity 9,145$ 9,199$ 9,321$ 9,283$ 9,394$ Nonperforming Assets 1,371$ 1,216$ 1,274$ 1,242$ 1,180$ Allowance for loan losses 1,082$ 1,056$ 980$ 1,013$ 971$ 90+ DPD accruing 4$ 3$ 2$ 3$ 3$ Texas Ratio 13.44% 11.89% 12.39% 12.09% 11.41%

28 Sovereign Bank: Non-GAAP to GAAP Reconciliations (cont.) $ Millions 2008 2009 2010 2011 2012 Efficiency Ratio G&A Expenses 1,514$ 1,276$ 1,212$ 1,307$ 1,447$ Other Expenses 152 575 203 174 194 1,666 1,851 1,415 1,481 1,641 Net interest income 2,022 1,484 1,786 1,823 1,833 Fees & other income 612 415 616 534 611 Other non-interest income/(loss) (1,455) (158) 200 75 100 1,179$ 1,741$ 2,602$ 2,432$ 2,544$ Ratio 141.3% 106.3% 54.4% 60.9% 64.5%